                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      27
                DIVIDEND REINVESTMENT PLAN      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      30
              RESULTS OF SHAREHOLDER VOTES      31

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VCV
-----------------------------------------------------------------------
One-year total return based on market price(1)                7.10%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        12.73%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.08%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.48%
-----------------------------------------------------------------------
Net asset value                                              $15.92
-----------------------------------------------------------------------
Closing common stock price                                 $13.8125
-----------------------------------------------------------------------
One-year high common stock price (09/01/00)                $15.1250
-----------------------------------------------------------------------
One-year low common stock price (12/17/99)                 $12.7500
-----------------------------------------------------------------------
Preferred share rate(5)                                       3.30%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  70.2%
- AA/Aa..............   8.2%
- A/A................   5.7%
- BBB/Baa............  15.9%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  73.3%
- AA/Aa..............   3.2%
- A/A................   9.3%
- BBB/Baa............  14.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.07
12/99                                                                            0.07
1/00                                                                             0.07
2/00                                                                             0.07
3/00                                                                             0.07
4/00                                                                             0.07
5/00                                                                             0.07
6/00                                                                             0.07
7/00                                                                             0.07
8/00                                                                             0.07
9/00                                                                             0.07
10/00                                                                            0.07

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                            13.20                               9.40
Transportation                                                             13.10                              11.60
Public Building                                                            11.60                              13.20
Public Education                                                            9.40                               5.50
Water & Sewer                                                               9.30                              13.10

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9300                            15.0000
                                                                          15.2700                            14.1250
                                                                          15.9700                            14.6750
12/93                                                                     15.7300                            14.0000
                                                                          13.5300                            12.6250
                                                                          13.4700                            12.1250
                                                                          13.2300                            12.0000
12/94                                                                     12.4700                            10.5000
                                                                          13.9600                            12.0000
                                                                          14.1200                            12.1250
                                                                          14.5500                            12.0000
12/95                                                                     15.4000                            12.2500
                                                                          14.6500                            12.2500
                                                                          14.5200                            11.8750
                                                                          14.8900                            12.2500
12/96                                                                     15.2100                            12.6250
                                                                          14.8000                            12.8750
                                                                          15.4100                            13.8125
                                                                          15.9000                            14.3125
12/97                                                                     16.3000                            14.9375
                                                                          16.2800                            15.5000
                                                                          16.3100                            15.6250
                                                                          16.9200                            16.0825
12/98                                                                     16.6700                            16.4375
                                                                          16.5900                            16.0000
                                                                          15.8600                            14.6875
                                                                          15.4000                            14.5825
12/99                                                                     14.7300                            13.6875
                                                                          15.3400                            13.8125
                                                                          15.4000                            14.0620
                                                                          15.8200                            14.8875
10/00                                                                     15.9200                            13.8125

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                  [PIRARO PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CALIFORNIA
VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE APRIL 1993 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, California's economic growth continues to outpace that of the nation in terms of employment and income growth. Personal income growth was a strong 7.4 percent in 1999 and is expected to grow 6.7 percent in 2000. Non-farm employment grew 3.2 percent in the first half of the year, driven by solid increases in the business service and construction sectors.

    Supply in the California municipal market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. In the state budget, for example, revenues were running nearly $900 million over projections. Still, California remained the leading issuer of municipal debt through September 2000, even though issuance was down 18.5 percent from last year, to $17.6 billion.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income. Its monthly dividend of $0.07 per share translates to a distribution rate of 6.08 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 10.48 percent for an investor in the 42 percent combined federal and state income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 7.10 percent based on market price. This reflects an increase in market price from $13.6875 per share on October 31, 1999, to $13.8125 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 9.20 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of California municipal securities with maturities greater than five years, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted early in 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. Typically, the rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined. On the whole, however, the nonrated and lower-rated securities of California issuers tended to trade stronger than the nonrated and lower-rated securities of other state issuers.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to securities rated AAA or AA increased to 78.4 percent of long-term investments (up from 76.5 percent at the start of the period), and its BBB allocation increased to 15.9 percent (up from
14.2 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    We reduced the trust's exposure to housing bonds, as we felt this sector was overvalued compared to other sectors and appeared to offer limited upside potential in this market environment. The portfolio remained well diversified by industry sector and issuer, retaining a similar overall composition throughout the reporting period. We did initiate a few transactions for tax purposes, seeking to offset taxable gains for shareholders.

Q   WHAT DO YOU SEE AHEAD FOR THE
    ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. In September, the state's general obligation ratings were upgraded to Aa2 by Moody's Investors Service and to AA by Standard & Poor's Ratings Group. The credit outlook for state and local government bonds remains positive due to improved fiscal positions, increases in reserves, and a broad-based expansion in a state economy that is well diversified, both by region and by sector.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          MUNICIPAL BONDS  98.3%
          CALIFORNIA  88.0%
$2,000    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)...............................   *        08/01/21   $    627,500
 1,610    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)...............................   *        08/01/22        476,689
 1,000    Abag Fin Auth for Nonprft Corps CA Ctfs
          Partn Childrens Hosp Med Cent.............  5.875%    12/01/19      1,053,480
 1,000    Abag Fin Auth for Nonprft Corps CA Insd
          Rev Ctfs Lincoln Glen Manor Sr Citizens...  6.100     02/15/25      1,054,520
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg....  6.400     08/15/30      1,029,310
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser B Rfdg....  6.250     08/15/30      1,029,290
 2,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd).........   *        10/01/30        312,360
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B.........................  5.250     04/01/24        896,440
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B.........................  6.750     06/01/30      1,056,460
 1,000    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)..................  6.000     03/01/16      1,054,500
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd).....................   *        08/01/24        235,620
 1,000    California Hsg Fin Agy Rev Home Mtg Ser A
          (MBIA Insd)...............................   *        02/01/16        426,290
 3,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)...............................  6.100     02/01/28      3,083,760
 1,000    California Hsg Fin Agy Rev Multi-Family
          Hsg III Ser A (MBIA Insd).................  5.850     08/01/17      1,024,860
 1,750    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev IBM Proj Rfdg.....................  6.800     11/01/11      1,804,355
 2,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Pacific Gas & Elec................  6.350     06/01/09      2,099,540

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Southn CA Edison Co Ser B (MBIA
          Insd).....................................  5.450%    09/01/29   $  2,002,280
 1,000    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser B
          (GNMA Collateralized).....................  6.150     06/01/20      1,057,370
   510    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser C
          (GNMA Collateralized).....................  7.500     08/01/27        572,031
   470    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser A2 (GNMA
          Collateralized)...........................  7.950     12/01/24        498,924
 1,000    California St.............................  5.000     10/01/23        949,610
 2,670    California St Dept Wtr Res Cent Vly Proj
          Rev Wtr Sys Ser L Rfdg (MBIA Insd)........  5.625     12/01/12      2,760,166
 3,000    California St Pub Wks Brd Energy
          Efficiency Rev Ser A (FSA Insd)...........  5.250     05/01/08      3,104,940
 3,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections CA St Prison D Susanville
          (MBIA Insd)...............................  5.375     06/01/18      3,019,200
 1,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections Monterey Ser A (Prerefunded
          @ 11/01/04) (MBIA Insd)...................  6.400     11/01/10      1,102,040
 2,400    California St Var Rate Cpn (AMBAC Insd)...  6.400     09/01/08      2,722,632
 4,000    California St Veterans Ser BH (FSA
          Insd).....................................  5.400     12/01/15      4,049,920
 2,000    California St Veterans Ser BH (FSA
          Insd).....................................  5.400     12/01/16      2,013,460
 1,000    California Statewide Cmntys Dev Auth Spl
          Fac United Airls..........................  5.625     10/01/34        896,930
 1,000    California Statewide Cmntys Dev Huntington
          Mem Hosp (Connie Lee Insd)................  5.750     07/01/16      1,043,000
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)..................   *        08/01/32        177,777
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)..................   *        08/01/33        167,611
 2,485    Central Vly Fin Auth CA Cogeneration Proj
          Rev (MBIA Insd)...........................  5.000     07/01/17      2,436,642
 1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr
          Dist Swr Sys Proj Rfdg (AMBAC Insd).......  7.000     08/01/08      1,685,030
 2,000    Chino Hills, CA Ctfs Partn Wtr Sys Refin
          Proj (FGIC Insd)..........................  5.600     06/01/18      2,035,340
 1,965    Contra Costa Cnty, CA Ctfs Partn Merrithew
          Mem Hosp Proj Rfdg (MBIA Insd)............  5.500     11/01/22      1,978,165

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,250    Corona Norco, CA Uni Schl Dist Cap Apprec
          Ser B (FSA Insd)..........................   *        09/01/16   $    531,488
 1,595    Corona Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)..........................   *        09/01/17        641,461
 1,735    Corona Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)..........................   *        09/01/18        654,164
 2,500    East Bay, CA Muni Util Dist Wtr Sys Rev
          Sub Rfdg..................................  6.000%    06/01/12      2,610,000
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd)..............................  5.600     09/01/29      1,014,700
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd)..............................  5.600     09/01/34      1,012,520
 1,455    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Facs Dist No 5 New Sch (FSA Insd)...  5.375     08/15/29      1,444,335
 1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt
          Dist No 1 Cap Apprec Ser A (AMBAC Insd)...   *        10/01/19        355,621
 1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt
          Dist No 1 Cap Apprec Ser A (AMBAC Insd)...   *        10/01/21        329,501
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg.......................   *        01/15/30        766,600
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg.......................   *        01/15/31        718,900
 3,100    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A..............   *        01/01/27        713,217
 7,005    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A..............   *        01/01/28      1,519,595
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (a).............. 0/5.875    01/15/27      1,679,460
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Rfdg..................................  5.750     01/15/40        982,170
 1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch &
          Elementary Sch Ser A Rfdg (MBIA Insd).....  5.750     11/01/16      1,054,200
 1,500    Glendale, CA Uni Sch Dist Ser C (FSA
          Insd).....................................  5.500     09/01/19      1,532,445
 2,340    Inglewood, CA Redev Agy Tax Alloc Century
          Redev Proj Ser A Rfdg.....................  6.000     07/01/08      2,432,687
 1,000    Inland Empire Solid Waste Fin Auth CA Rev
          Landfill Impt Fin Proj Ser B (FSA Insd)...  6.000     08/01/16      1,095,200

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,600    La Quinta, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........  7.300%    09/01/08   $  1,905,904
 1,285    Lake Tahoe, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................   *        08/01/18        486,707
 1,145    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)...............................   *        08/01/21        359,244
 1,020    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)...............................   *        08/01/24        268,780
 1,255    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)...............................   *        08/01/25        311,893
 1,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A (AMBAC
          Insd).....................................  5.250     05/01/24        982,120
 1,000    Los Angeles, CA Ctfs Partn Sr Sonnenblick
          Del Rio W L. A. (AMBAC Insd)..............  6.000     11/01/19      1,074,620
 1,000    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev.......................................  6.000     02/15/28      1,032,520
 1,000    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev.......................................  6.000     02/15/30      1,032,060
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev (FSA Insd)........................  4.750     07/01/24        897,060
 1,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
          Cap Constr Rfdg (AMBAC Insd)..............  5.000     03/01/11      1,014,120
 2,000    Los Angeles, CA Convention & Exhibition
          Cent Auth Lease Rev Ser A Rfdg (MBIA
          Insd).....................................  5.150     08/15/08      2,067,060
 1,000    Los Angeles, CA Ctfs Partn Dept Pub Social
          Svcs Ser A (AMBAC Insd)...................  5.500     08/01/31      1,003,050
 1,200    Mammoth, CA Uni Sch Dist Cap Apprec (AMBAC
          Insd).....................................   *        08/01/24        316,212
 1,230    Merced, CA Irrig Dist Ctfs Partn Wtr Fac
          Proj......................................  6.400     11/01/10      1,300,762
 2,000    Metropolitan Wtr Dist Southern CA Wtrwks
          Rev Ser A Rfdg............................  4.750     07/01/22      1,798,440
 3,240    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd).....................   *        08/01/26        670,064
 2,000    Monrovia, CA Redev Agy Tax Alloc Cent
          Redev Proj Area 1 Ser B Rfdg (AMBAC
          Insd).....................................  6.700     05/01/21      2,100,100
 1,000    Murrieta Valley, CA Uni Sch Dist Ser A
          (FGIC Insd)...............................   *        09/01/17        402,170

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$6,185    New Haven, CA Uni Sch Dist Cap Apprec Ser
          D (FGIC Insd).............................   *        08/01/20   $  1,972,458
 1,665    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
          Insd).....................................   *        05/01/13        867,432
 1,000    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
          Insd).....................................   *        05/01/16        426,430
 1,335    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
          Insd).....................................   *        05/01/17        531,957
 2,455    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr
          Sys Proj..................................  6.400%    01/01/14      2,543,527
 1,790    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........  6.100     08/01/08      1,902,985
 1,765    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........  6.250     08/01/23      1,847,267
 3,350    Port Oakland, CA Port Rev Ser G (MBIA
          Insd).....................................  5.375     11/01/25      3,286,785
 2,000    Port Oakland, CA Spl Fac Rev Mitsui O.S.K
          Line Ltd Ser A............................  6.750     01/01/12      2,082,320
 1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
          (FSA Insd)................................  5.250     09/01/20        993,230
 2,150    Riverside, CA Elec Rev Rfdg (MBIA Insd)...  5.000     10/01/13      2,159,460
 1,000    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)...............  4.750     05/01/23        899,690
   700    Sacramento, CA Cogeneration Auth
          Cogeneration Proj Rev Proctor & Gamble
          Proj......................................  6.375     07/01/10        750,078
 2,000    Sacramento, CA Muni Util Dist Elec Rev Ser
          E (MBIA Insd).............................  5.750     05/15/22      2,033,820
 1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac
          Proj Rfdg (AMBAC Insd)....................  4.750     10/01/27        888,580
 2,000    Sacramento Cnty, CA Sanitation Dist Fin
          Auth Rev Ser A............................  5.875     12/01/27      2,060,700
 2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctfs
          Partn (MBIA Insd).........................  5.500     09/01/20      2,034,960
 1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................   *        07/01/17        403,190
 2,000    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd).....................................  5.800     05/01/21      2,040,620
 1,000    San Francisco, CA Uni Sch Dist Ctfs Partn
          (AMBAC Insd)..............................  4.750     08/01/24        895,660

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,530    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Jr Lien.......................   *        01/01/09   $  1,050,712
 1,600    San Leandro, CA Ctfs Partn Library & Fire
          Stations Fin (AMBAC Insd).................  5.700%    11/01/20      1,659,184
 1,320    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg.....................  5.900     08/01/03      1,346,308
 1,200    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg.....................  6.150     08/01/13      1,214,016
 1,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd)........  4.750     07/15/23        899,150
 2,340    Santa-Monica-Malibu Uni Sch Dist CA Cap
          Apprec (FGIC Insd)........................   *        08/01/23        653,679
   990    Stanton, CA Multi-Family Rev Hsg
          Continental Garden Apts (FNMA
          Collateralized)...........................  5.625     08/01/29      1,003,217
 2,000    Sunnyvale, CA Fin Auth Utils Rev Wastewtr
          Reuse & Sludge Ser A (MBIA Insd)..........  6.300     10/01/17      2,040,840
 2,400    Tulare Cnty, CA Ctfs Partn Cap Impt Pgm
          Ser A (MBIA Insd).........................  6.000     02/15/16      2,644,344
 1,000    Ukiah, CA Uni Sch Dist (FGIC Insd)........   *        08/01/17        403,990
 2,000    University of CA Rev Multi Purp Projs Ser
          C Rfdg (AMBAC Insd).......................  5.125     09/01/13      2,024,600
                                                                           ------------
                                                                            137,210,381
                                                                           ------------
          GUAM  1.0%
 1,500    Guam Arpt Auth Rev Ser B..................  6.700     10/01/23      1,555,455
                                                                           ------------

          PUERTO RICO  8.0%
 3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser V Rfdg............................  6.625     07/01/12      3,133,170
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser W Rfdg............................  5.500     07/01/17      2,016,600
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y (FSA Insd)......................  6.250     07/01/21      5,622,200
 1,700    Puerto Rico Comwlth Ser A Rfdg............  6.250     07/01/10      1,765,365
                                                                           ------------
                                                                             12,537,335
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                 COUPON     MATURITY      VALUE
          U. S. VIRGIN ISLANDS  1.3%
$1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Tax Ln Nt Ser A.....................  6.500%    10/01/24   $  1,034,300
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Nt Ser A...................  6.375     10/01/19      1,028,040
                                                                           ------------
                                                                              2,062,340
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $145,151,598)...................................................    153,365,511
SHORT-TERM INVESTMENTS  0.3%
  (Cost $500,000).......................................................        500,000
                                                                           ------------
TOTAL INVESTMENTS  98.6%
  (Cost $145,651,598)...................................................    153,865,511
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.............................      2,119,780
                                                                           ------------

NET ASSETS  100.0%......................................................   $155,985,291
                                                                           ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC-AMBAC Indemnity Corporation
Connie Lee-Connie Lee Insurance Company
FGIC-Financial Guaranty Insurance Company
FNMA-Federal National Mortgage Association
FSA-Financial Security Assurance Inc.
GNMA-Government National Mortgage Association
MBIA-Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $145,651,598).......................  $153,865,511
Cash........................................................        70,211
Interest Receivable.........................................     2,393,401
Other.......................................................         8,451
                                                              ------------
    Total Assets............................................   156,337,574
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        87,684
  Income Distributions--Preferred Shares....................        32,544
  Administrative Fee........................................        26,980
  Affiliates................................................         6,475
Trustees' Deferred Compensation and Retirement Plans........       119,409
Accrued Expenses............................................        79,191
                                                              ------------
    Total Liabilities.......................................       352,283
                                                              ------------
NET ASSETS..................................................  $155,985,291
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................        60,298
Paid in Surplus.............................................    88,589,917
Net Unrealized Appreciation.................................     8,213,913
Accumulated Undistributed Net Investment Income.............       971,970
Accumulated Net Realized Loss...............................    (1,850,807)
                                                              ------------
    Net Assets Applicable to Common Shares..................    95,985,291
                                                              ------------
NET ASSETS..................................................  $155,985,291
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($95,985,291 divided by
  6,029,844 shares outstanding).............................  $      15.92
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 8,636,319
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      986,903
Administrative Fee..........................................      303,663
Preferred Share Maintenance.................................      163,663
Trustees' Fees and Related Expenses.........................       22,643
Legal.......................................................       10,324
Custody.....................................................        7,941
Other.......................................................      132,338
                                                              -----------
    Total Expenses..........................................    1,627,475
    Less Credit Earned on Cash Balances.....................        1,185
                                                              -----------
    Net Expenses............................................    1,626,290
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,010,029
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,215,136
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,250,415
  End of the Period.........................................    8,213,913
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,963,498
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,178,634
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $13,188,663
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  7,010,029        $  6,830,167
Net Realized Gain...................................      1,215,136             912,326
Net Unrealized Appreciation/Depreciation During the
  Period............................................      4,963,498         (12,200,199)
                                                       ------------        ------------
Change in Net Assets from Operations................     13,188,663          (4,457,706)
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares.....................................     (5,064,808)         (4,914,154)
  Preferred Shares..................................     (2,109,223)         (1,712,592)
                                                       ------------        ------------
Total Distributions.................................     (7,174,031)         (6,626,746)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,014,632         (11,084,452)
NET ASSETS:
Beginning of the Period.............................    149,970,659         161,055,111
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $971,970
  and $1,135,972, respectively).....................   $155,985,291        $149,970,659
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -------------------------------
                                                          2000        1999       1998
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........    $  14.92    $  16.76    $ 15.94
                                                        --------    --------    -------
  Net Investment Income.............................        1.16        1.13       1.13
  Net Realized and Unrealized Gain/Loss.............        1.03       (1.87)       .83
                                                        --------    --------    -------
Total from Investment Operations....................        2.19        (.74)      1.96
                                                        --------    --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................         .84         .82        .81
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................         .35         .28        .33
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................         -0-         -0-        -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................         -0-         -0-        -0-
                                                        --------    --------    -------
Total Distributions.................................        1.19        1.10       1.14
                                                        --------    --------    -------
NET ASSET VALUE, END OF THE PERIOD..................    $  15.92    $  14.92    $ 16.76
                                                        ========    ========    =======

Market Price Per Share at End of the Period.........    $13.8125    $13.6875    $15.875
Total Investment Return at Market Price (b).........       7.10%      -9.11%     17.39%
Total Return at Net Asset Value (c).................      12.73%      -6.37%     10.45%
Net Assets at End of the Period (In millions).......    $  156.0    $  150.0    $ 161.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**................................       1.77%       1.74%      1.75%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................       5.34%       5.24%      4.90%
Portfolio Turnover..................................         22%         19%        17%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................       1.07%       1.07%      1.09%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                              APRIL 30, 1993
                                              (COMMENCEMENT
YEAR ENDED OCTOBER 31                         OF INVESTMENT
------------------------------------------    OPERATIONS) TO
      1997      1996      1995      1994     OCTOBER 31, 1993
-------------------------------------------------------------
     $ 15.09   $ 14.80   $ 12.64   $ 15.81       $ 14.71
     -------   -------   -------   -------       -------
        1.13      1.14      1.12      1.12           .42
         .82       .21      2.21     (3.13)         1.02
     -------   -------   -------   -------       -------
        1.95      1.35      3.33     (2.01)         1.44
     -------   -------   -------   -------       -------
         .77       .72       .77       .83           .28
         .33       .34       .40       .26           .06
         -0-       -0-       -0-       .06           -0-
         -0-       -0-       -0-       .01           -0-
     -------   -------   -------   -------       -------
        1.10      1.06      1.17      1.16           .34
     -------   -------   -------   -------       -------
     $ 15.94   $ 15.09   $ 14.80   $ 12.64       $ 15.81
     =======   =======   =======   =======       =======

     $14.250   $12.375   $12.000   $11.125       $14.750
      21.89%     9.28%    15.04%   -19.23%          .18%*
      11.07%     7.00%    23.85%   -14.93%         7.28%*
     $ 156.1   $ 151.0   $ 149.3   $ 136.2       $ 155.3
       1.81%     1.86%     1.96%     1.89%         1.56%
       5.23%     5.36%     5.25%     6.02%         4.68%
         23%       33%       41%       93%           36%*
       1.10%     1.11%     1.14%     1.11%         1.14%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $1,850,807, which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $145,651,598; the aggregate gross unrealized appreciation is $8,747,316 and the aggregate gross unrealized depreciation is $533,403, resulting in net unrealized appreciation on long- and short-term investments of $8,213,913.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the period ended October 31, 2000, the Trust's custody fee was reduced by $1,185 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $2,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $23,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,852,767 and $32,875,275, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2000 was 3.300%. During the year ended October 31, 2000, the rates ranged from 2.000% to 5.880%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Value Municipal Income Trust ("Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Value Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA VALUE
MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of independent auditors.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
David C. Arch..........................................  5,765,871             73,906
Howard J Kerr..........................................  5,766,059             73,718

The other trustees of the Trust whose terms did not expire in 2000 were: Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regard to the selection of Deloitte & Touche LLP to act as the independent auditors for the Trust, 5,771,384 shares voted in favor of the proposal, 24,551 shares voted against and 43,841 shares abstained.